Commitments, Contingencies and Guarantees (Sun & Sun Industries Inc [Member])	9 Months Ended
Sep. 30, 2014
Sun & Sun Industries Inc [Member]
Commitments, Contingencies and Guarantees

11. COMMITMENTS, CONTINGENCIES AND GUARANTEES

Lease commitments

The Company leases its headquarters under an operating lease on a one year lease for approximately $5,400 per month.

Contingencies and guarantees

During the ordinary course of business activities, the Company may be a party to contract related claims and may be contingently liable. Management believes that adequate provisions have been made in the accounts where required.

A stockholder and certain related parties of the Company (the “Guarantors”) have granted personal guarantees for certain obligations of the Company, including but not limited to certain project-specific bonding requirements, bank loans and credit cards obligations. As at September 30, 2014 and December 31, 2013 and 2012, such amounts approximated to $1,600,000.